SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 15, 1995
                Date of Report (date of earliest event reported)


                             MEDNET, MPC CORPORATION
             (Exact name of Registrant as specified in its charter)

             Nevada               0-17120                            88-0215949
         (State or other      (Commission File                     (IRS Employer
         jurisdiction of       Number)                            Identification
         Incorporation)                                               Number)


                                871-C Grier Drive
                             Las Vegas, Nevada 89119
                    (Address of principal executive offices)


                                  702-361-3119
              (Registrant's telephone number, including area code)

Item 2.           Acquisition or Disposition of Assets

On September 15, 1995, Mednet, MPC Corporation (the "Company") completed the acquisition of the assets (excluding cash and like assets) of Home Pharmacy, a division of ArcVentures, Inc. ("Arc") pursuant to an Asset Purchase Agreement dated July 29, 1995. Arc was not affiliated with the Company.

Home Pharmacy is a mail service pharmacy and prescription benefits management company based in Chicago, Illinois. The mail service business acquired from Home Pharmacy, together with regional mail service fulfillment for the Company's Medi-Mail business, will be operated from a new 14,000 square foot facility leased by the Company in Chicago. The Company intends to fully integrate the acquired mail service business with its existing Medi-Mail business. The Home Pharmacy prescription benefits management business will be integrated with the Company's Medi- Claim subsidiary headquartered in LeMoyne, Pennsylvania.

The Company will file, in the time period required by applicable regulations, pro forma financial information regarding the Company and the acquired business and historical financial information for the acquired business. Such pro forma information will not reflect any potential operational and purchasing efficiencies resulting form the larger scale of the combined businesses.

The assets acquired included customer contracts, computers and other equipment, the right to the name "Home Pharmacy" and certain other intellectual property. The Company acquired up to $1,000,000 of Home Pharmacy's inventory, but did not acquire the balance of Home's inventory or its cash or like assets.

The purchase price for the assets other than the inventory was $15,150,000, consisting of $8,000,000 paid at closing, $2,500,000 represented by a short term note and $4,650,000 represented by a hold-back note. The amount of the hold-back note is subject to reduction based on future performance of the acquired business, and any remaining balance of the note is due thirteen months from the closing unless accelerated on default. The short term note and the hold back note are secured by shares of the Company's common stock. The value of the acquired inventory will be paid in two installments due 30 days and one year from closing.

In determining the amount of consideration to be paid for the Home Pharmacy assets, the Company considered the historical level of operations of Home Pharmacy, the potential efficiencies of scale and marketing benefits which might be obtained by combining the two businesses, the price the Company had paid for similar acquisitions in the past, the value of Home Pharmacy's customer base and similar factors. The acquisition of Home Pharmacy will be accounted for as a purchase.

The foregoing is qualified in its entirety by reference to the Asset Purchase Agreement, which is filed as an exhibit.

The Company obtained the funds to purchase the assets and additional working capital from the issuance of common stock, warrants to purchase common stock and 10% Series A Convertible Exchangeable Preferred Stock equivalent to a total of 4,701,616 shares of common stock1/. The preferred stock is entitled to a dividend of 10% of the face amount, which may be paid in common stock for the first twelve quarterly dividend payments. Each share of preferred stock is entitled to a liquidation preference of $20.00 per share and is convertible, under certain circumstances into 6 2/3 shares of common stock. The preferred stock generally votes as a class with the common stock, but is entitled to vote as a separate class on certain significant corporate events and other matters affecting the preferred stock directly. If a default in the payment of the preferred stock dividend occurs, the holders of the preferred stock are given the right to elect two directors until the default has been cured. The preferred stock must be redeemed by the Company for its full face amount, plus accrued but unpaid dividends, in September, 2005. The preferred stock is protected from dilution in certain circumstances. The foregoing is qualified in its entirety by reference to the Certificate of Designation of the preferred stock. Certain affiliates of the Company purchased preferred or common stock on the same terms as third parties.

Item 7.           Financial Statements and Exhibits.

         (a) The following financial statements of Home Pharmacy (a division of ArcVentures, Inc.) are filed with this Amendment No. 1:

                  (1)      Report of Independent Public Accountants

                  (2) Statements of Assets and Liabilities at June 30, 1995 and 1994.

                  (3) Statements of Revenues and Expenses (excluding income taxes) for the years ended June 30, 1995, 1994 and 1993.

                  (4) Statements of Equity for the years ended June 30, 1995, 1994 and 1993.

                  (5) Statements of Cash Flows for the years ended June 30, 1995, 1994 and 1993.

         (b) The Company's Form 10-Q for the quarter ended September 30, 1995 contains a balance sheet at September 30, 1995 which includes the acquired business. Pro forma balance sheets are therefore not required to be filed as part of this Form 8-K. The following pro forma financial information regarding the acquired business is filed with this Amendment No. 1:

                  (1) Pro forma Consolidated Statement of Operations for the twelve months ended December 31, 1994.

--------
1/       Assumes conversion of all preferred stock and exercise of all warrants.

                  (2) Pro forma Consolidated Statement of Operations for the nine months ended September 30, 1995


         (c) The following exhibits were filed with the original of this report:

                  (1)      Asset Purchase Agreement, as amended.

                  (2) Certificate of Designations of 10% Series A Convertible Exchangeable Preferred stock

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MEDNET, MPC CORPORATION


Dated:  December 6, 1995                           By  /s/ M.B. Merryman
                                                       -------------------------
                                                       M.B. Merryman, President

                HOME PHARMACY (A Division of ArcVentures, Inc.)
                 UNAUDITED STATEMENTS OF ASSETS AND LIABILITIES


                                                 December 31,    September 15,
                                                    1994             1995
                                                 ------------    -------------
          ASSETS

CURRENT ASSETS
  Receivables:
    Trade, less allowance of approximately
      $300,000 and $279,000 at December 31,
      1994 and September 15, 1995,
      respectively                               $3,880,182      $3,505,374
    Other                                           626,159         473,033
  Inventories                                     3,417,957         967,179
  Prepaid expenses                                   76,404           8,900
                                                 ----------      ----------

          Total current assets                    8,000,702       4,954,486

Equipment and Leasehold Improvements:
  Office and pharmacy equipment                     813,840         825,413
  Minicomputer                                      223,245         223,245
  Computer software                                 100,000         100,000
  Leasehold improvements                             80,398          80,398

Accumulated depreciation                           (457,482)       (563,766)
                                                 ----------      ----------

Property and Equipment, net                         760,001         665,290
                                                 ----------      ----------

          Total Assets                           $8,760,703      $5,619,776
                                                 ==========      ==========

     LIABILITIES AND EQUITY

Current Liabilities:
  Accounts payable                               $2,260,305      $2,063,092
  Accrued compensation                              138,401          62,393
  Customer prepayments                              100,051         416,909
  Other accrued expenses                             51,984          16,076
                                                 ----------      ----------

          Total current liabilities               2,550,741       2,558,470

Deferred Rent, net                                  183,237         148,356

Equity, investment by and advances from
  ArcVentures, Inc.                               6,026,725       2,912,950
                                                 ----------      ----------

          Total liabilities and equity           $8,760,703      $5,619,776
                                                 ==========      ==========

                HOME PHARMACY (A Division of ArcVentures, Inc.)
     UNAUDITED STATEMENTS OF REVENUES AND EXPENSES (EXCLUDING INCOME TAXES)


                                                Nine          Twelve          Three          Three           Six         Eight 1/2
                                            Months Ended    Months Ended   Months Ended   Months Ended   Months Ended  Months Ended
                                            September 30,   December 31,     March 31,      June 30,       June 30,    September 15,
                                                1994            1994           1995           1995           1995           1995
                                            -------------   ------------   ------------   ------------   ------------  -------------

Net revenues                                 $38,278,587    $51,280,451    $10,618,132    $10,558,255    $21,176,387    $30,629,476

Cost of goods sold                           (32,557,606)   (43,786,665)    (9,064,611)    (8,779,753)   (17,844,364)   (26,030,628)
                                             -----------    -----------    -----------    -----------    -----------    -----------

          Gross profit                         5,720,981      7,493,786      1,553,521      1,778,502      3,332,023      4,598,848

Selling, general and administrative
  expenses                                     4,609,767      6,188,155      1,273,293      1,183,365      2,456,658      3,520,714

Related-party expense allocations                472,882        619,570        167,436        226,030        393,466        587,402
                                             -----------    -----------    -----------    -----------    -----------    -----------

          Operating income                       638,332        686,061        112,792        369,107        481,899        490,712

Allocated interest expense                       129,534        174,643         55,529         17,430         72,959         96,268
                                             -----------    -----------    -----------    -----------    -----------    -----------

          Income before income taxes         $   508,798    $   511,418    $    57,263    $   351,677    $   408,940    $   394,444
                                             ===========    ===========    ===========    ===========    ===========    ===========


                                 HOME PHARMACY
                       (A Division of ArcVentures, Inc.)
                         UNAUDITED STATEMENT OF EQUITY
           FOR THE EIGHT AND ONE HALF MONTHS ENDED SEPTEMBER 15, 1995



Investment By and Advances From ArcVenture, Inc.:
  Beginning balance                                                  $6,026,725
    Income before income taxes for the period                           394,444
    Advances from (payments to) ArcVentures, Inc., net               (3,508,219)
                                                                     ----------
  Ending balance                                                     $2,912,950
                                                                     ==========

                                 HOME PHARMACY
                       (A Division of ArcVentures, Inc.)
                       UNAUDITED STATEMENTS OF CASH FLOWS


                                                         Three           Three           Six         Eight 1/2
                                                      Months Ended    Months Ended   Months Ended   Months Ended
                                                        March 31,       June 30,       June 30,     September 15,
                                                          1994            1995           1995           1995
                                                      ------------    ------------   ------------   -------------

Cash Flows from Operating Activities:
  Income before income taxes                           $   57,263     $  351,677     $  408,940     $  394,444
  Adjustments to reconcile net income before
    income taxes to net cash provided by
    (used for) operating activities:
    Depreciation and amortization                          43,397         42,524         85,921        121,735
    Changes in assets and liabilities:
      Receivables                                         404,631        181,200        585,831        527,934
      Inventories                                        (195,243)     2,730,957      2,535,714      2,450,778
      Prepaid expenses                                      9,798         34,224         44,022         67,504
      Accounts payable, customer prepayments,
        and other current liabilities                   1,031,314       (970,103)        61,211          7,729
      Deferred rent                                       (25,564)        (4,050)       (29,614)       (34,881)
                                                       ----------     ----------     ----------     ----------
          Net cash provided by (used for)
            operating activities                        1,325,596      2,366,429      3,692,025      3,535,243

Cash Flows Used for Investing Activities,
  purchases of property and equipment                      (6,243)       (20,781)       (27,024)       (27,024)

Cash Flows from Financing Activities,
  advances from (payments to) ArcVentures, Inc.        (1,319,353)    (2,345,648)    (3,665,001)     3,508,219)
                                                       ----------     ----------     ----------     ----------

          Net Change in Cash                                  - -            - -            - -            - -

Cash, beginning of year                                       - -            - -            - -            - -
                                                       ----------     ----------     ----------     ----------

Cash, end of year                                      $      - -     $      - -     $      - -     $      - -
                                                       ==========     ==========     ==========     ==========


                                 HOME PHARMACY
                       (A DIVISION OF ARCVENTURES, INC.)


                              FINANCIAL STATEMENTS
                     AS OF JUNE 30, 1995 AND 1994, AND FOR
                     EACH OF THE THREE YEARS ENDED JUNE 30,
                                      1995

                                 HOME PHARMACY

                       (a division of ArcVentures, Inc.)


                      STATEMENTS OF ASSETS AND LIABILITIES

                          JUNE 30, 1995, 1994 AND 1993





                                                          1995           1994
                                                       ----------     ----------
          ASSETS

Current Assets:
  Receivables:
    Trade, less allowance of approximately
      $270,000, and $275,000 at June 30,
      1995 and 1994, respectively                      $3,411,156     $4,208,026
    Other                                                 509,354        435,072
  Inventories                                             882,243      1,542,995
  Prepaid expenses                                         32,382        118,595
                                                       ----------     ----------

          Total current assets                          4,835,135      6,304,688

Property and Equipment, net                               701,104        833,924
                                                       ----------     ----------

          Total assets                                 $5,536,239     $7,138,612
                                                       ==========     ==========


     LIABILITIES AND EQUITY

Current Liabilities:
  Accounts payable                                     $1,599,446     $1,314,581
  Accrued compensation                                    119,130        173,452
  Customer prepayments                                    874,670        431,435
  Other accrued expenses                                   18,706         57,221
                                                       ----------     ----------

          Total current liabilities                     2,611,952      1,976,689

Deferred Rent, net                                        153,623        182,803

Commitments and Contingencies (Note 9)

Equity, investment by and advances from
  ArcVentures, Inc.                                     2,770,664      4,979,120
                                                       ----------     ----------

          Total liabilities and equity                 $5,536,239     $7,138,612
                                                       ==========     ==========

The accompanying notes to financial statements are an integral part of these statements.

                HOME PHARMACY (A Division of ArcVentures, Inc.)
                              STATMENTS OF EQUITY
                FOR THE YEARS ENDED JUNE 30, 1995, 1994 AND 1993


                                          1995           1994           1993
                                       ----------     ----------     ----------

Investments By and Advances
  from ArcVentures, Inc.:
  Beginning balance                    $4,979,120     $4,588,285     $5,475,625
  Income before income taxes for
    the year                              379,368        144,891        248,527
  Advances from (payments to)
    ArcVentures, Inc., net             (2,587,824)       245,944     (1,135,867)
                                       ----------     ----------     ----------
  Ending, balance                      $2,770,664     $4,979,120     $4,588,285
                                       ==========     ==========     ==========

The accompany notes to financial statements are an integral part of these statements.

                 HOME PHARMACY (A Division of ArcVentures, Inc.)
          STATEMENTS OF REVENUES AND EXPENSE (EXCLUDING INCOME TAXES)
                For the Years Ended June 30, 1995, 1994 and 1993



                                       1995           1994           1993
                                   -----------    -----------    -----------

Net revenues                       $46,887,645    $47,668,586    $39,155,047

Cost of goods sold                 (40,096,138)   (40,661,479)   (33,718,341)
                                   -----------    -----------    -----------
          Gross profit               6,791,507      7,007,107      5,436,706

Selling, general and
  administrative expenses            5,540,012      6,107,446      4,524,771

Related-party expense allocations      691,694        585,918        478,359
                                   -----------    -----------    -----------

          Operating income             559,801        313,743        433,576

Allocated interest expense             180,433        168,852        185,049
                                   -----------    -----------    -----------

          Income before income
            taxes                  $   379,368    $   144,891    $   248,527
                                   ===========    ===========    ===========

The accompanying notes to financial statements are an integral part of these statements.

                                 HOME PHARMACY
                       (A Division of ArcVentures, Inc.)
                            STATEMENTS OF CASH FLOWS
                For the Years Ended June 30, 1995, 1994 and 1993


                                                1995        1994        1993
                                             ----------  ----------  ----------

Cash Flows from Operating Activities:
  Income before income taxes                 $  379,368  $  144,891  $  248,527
  Adjustments to reconcile income before
    income taxes to net cash provided
    by (used for) operating activities:
    Depreciation and amortization               170,623     126,755      66,607
    Changes in assets and liabilities:
      Receivables                               722,588  (1,777,933)  1,055,198
      Inventories                               660,752     836,423    (322,659)
      Prepaid expenses                           86,213     (13,867)    (56,266)
      Accounts payable, customer
        prepayments and other current
        liabilities                             635,263     577,231     609,167
      Deferred rent                             (29,180)     26,072      25,226
                                             ----------   ---------  ----------
               Net cash provided by
                 (used for) operating
                 activities                   2,625,627     (80,428)  1,625,800

Cash Flows Used for Investing
  Activities, purchases of property
  and equipment                                 (37,803)   (165,516)   (489,933)

Cash Flows from Financing Activities,
  advances from (payments to) ArcVentures,
  Inc., net                                  (2,587,824)    245,944  (1,135,867)
                                             ----------  ----------  ----------

               Net change in cash                   - -         - -         - -

Cash, beginning of year                             - -         - -         - -
                                             ----------  ----------  ----------

Cash, end of year                            $      - -  $      - -  $      - -
                                             ==========  ==========  ==========


The accompanying notes to financial statements are an integral part of these statements.

                                 HOME PHARMACY
                       (A Division of ArcVentures, Inc.)

                         NOTES TO FINANCIAL STATEMENTS
                             (NO DATES PER REQUEST)


1.   ORGANIZATION AND BASIS OF PRESENTATION:

General

Home Pharmacy, an operating division of ArcVentures, Inc. ("ARC"), is primarily in the business of operating a mail-order pharmacy. ARC is a wholly owned subsidiary of ArcVentures Development Corp., which is a wholly owned subsidiary of Access Health, Inc. Rush-Presbyterian-St. Lukes Medical Center ("RUSH") is the sole voting member of Access Health, Inc. On September 16, 1995, ARC sold Home Pharmacy (Note 9).

Basis of Presentation

These financial statements and the related footnotes have been prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission for filings pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

The accompanying financial statements, for all years presented, include those assets, liabilities, revenues and expenses (excluding income taxes) directly attributable to Home Pharmacy's operations. In addition, certain ARC and RUSH overhead expenses have been allocated to Home Pharmacy and included in the accompanying statements of revenues and expenses (excluding income taxes) as related-party allocations. The method of allocating costs has been deemed reasonable by management (Note 5).

As a result of Home Pharmacy's relationships with its affiliates, the financial information included herein does not necessarily reflect what the financial position and results of operations would have been had it operated as a stand-alone taxable entity during the years covered. Additionally, the accompanying financial statements may not be indicative of future operations or financial position.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Inventories

Inventories, primarily consisting of pharmaceutical drugs, are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

Property and Equipment

Property and equipment are capitalized and stated at cost, net of accumulated depreciation and amortization. Items of an ordinary maintenance or repair nature are charged directly to operations. Depreciation and amortization are computed using the straight-line method over the following estimated useful lives:

        Asset Description                           Life
  -----------------------------              --------------------

  Office and pharmacy equipment                   10 years
  Minicomputer                                     5 years
  Computer software                                3 years
  Leasehold improvements                     Shorter of estimated
                                               useful lives or term
                                               of lease

Customer Prepayments

Prepayments   represent   advances  from  customers  for  future   shipments  of
pharmaceutical drugs.

Income Taxes

Home Pharmacy is not a separate tax-paying entity and does not have a tax-sharing agreement with ARC. As such, income taxes have not been allocated to Home Pharmacy.

Revenue Recognition

Revenue is recognized upon the shipment of pharmaceutical drugs.

3.       PROPERTY AND EQUIPMENT:

Property and equipment at June 30 consisted of the following:

                                                     1995           1994
                                                  ----------     ----------

  Office and pharmacy equipment                   $  825,413     $  805,761
  Minicomputer                                       223,245        223,245
  Computer software                                  100,000        100,000
  Leasehold improvements                              80,398         77,698
                                                  ----------     ----------
                                                   1,229,056      1,206,704

  Less, accumulated depreciation
    and amortization                                (527,952)      (372,780)
                                                  ----------     ----------
                                                  $  701,104     $  833,924
                                                  ==========     ==========


4.       DEFERRED RENT:

Home Pharmacy's office facility lease contains provisions for a rent-free period and scheduled rent increases. Deferred rent represents the difference between recognizing rent expense on a straight-line basis over the lease term and actual rent paid. This amount will be amortized over the life of the lease.

5.       TRANSACTIONS WITH RELATED PARTIES:

Beginning January 1, 1995, ARC assigned certain employees to Home Pharmacy; prior to that date Home Pharmacy leased its employees from RUSH. ARC and RUSH pay and provide for the employees' compensation (including all employee fringe benefits). ARC and RUSH charged Home Pharmacy for the wages and salaries at cost plus an additional 18% in 1995 and 17% in 1994 and 1993 to cover all employee fringe benefits. These rates may not be indicative of market rates. Home Pharmacy bears no ongoing liability for employee benefits as a result of this leasing arrangement with ARC.

ARC performs certain accounting, legal, communications, data processing, administrative and other services ("corporate services") that are not specifically attributable to Home Pharmacy. Charges for corporate services are allocated to Home Pharmacy on the basis of the underlying cost drivers in each area. Management believes that the ARC corporate services allocated to Home Pharmacy are reasonable estimates of the costs of services provided.

In addition, RUSH provides various services to ARC including accounting, legal, human resources, insurance and other administrative services ("administrative services"). RUSH and ARC negotiate the RUSH charges for these services based on RUSH's cost for providing these services. A portion of the RUSH administrative charges are then allocated to Home Pharmacy based on the same principles used to allocate ARC corporate services. Management believes that the RUSH charges allocated to Home Pharmacy are reasonable estimates of the costs of services provided.

In 1994 and 1993, ARC participated in a centralized cash management program administered by RUSH. Cash is sent to RUSH and advances were made by RUSH, as needed, to cover ARC's cash requirements. On July 1, 1994, ARC established its own centralized cash management system in which Home Pharmacy participates. Cash sent to ARC or RUSH and advances made by ARC or RUSH attributable to Home

Pharmacy have been treated as an adjustment to the "Equity-Investment By and Advances From ArcVentures, Inc." account in the accompanying financial statements. ARC allocates a portion of its interest expense to Home Pharmacy based on the ratio of Home Pharmacy's cumulative net cash advances to cumulative net cash advances for ARC as a whole. Management believes that the allocation of interest expense is representative of financing costs attributable to Home
Pharmacy and that the methodology used to allocate interest expense is reasonable.

Home Pharmacy fills mail-order pharmaceutical prescriptions for certain RUSH employees and bills RUSH at arm's length.

These transactions with related parties are included in the accompanying statements of revenues and expenses (excluding income taxes). These transactions (by caption) totaled as follows for the years ended June 30:

                                           1995           1994           1993
                                        ----------     ----------     ----------
  Related-party transactions:
    Net revenues--prescribtion
      services for RUSH employees       $  443,159     $  437,626     $  490,572
                                        ==========     ==========     ==========
    Selling, general and
      administration expenses,
      leased employee expenses:
      ARC                                1,434,014            - -            - -
      RUSH                               1,729,073      3,132,163      2,520,807
                                        ==========     ==========     ==========

  Related-party expense allocations:
    ARC corporate services              $  612,838     $  477,630     $  377,284
    RUSH administrative services            78,856        108,288        101,075
                                        ----------     ----------     ----------
                                        $  691,694     $  585,918     $  478,359
                                        ==========     ==========     ==========

  Allocated interest expense
    (interest rates at 4.7%, 3.5%,
    and 3.7% for 1995, 1994 and
    1993, respectively)                 $  180,433     $  168,852     $  185,049
                                        ==========     ==========     ==========

6.       OPERATING LEASES:

Home Pharmacy's office facilities are leased by ARC. The lease expires in the year 2000. ARC charges Home Pharmacy monthly based upon its estimated occupancy costs. Lease expense for the years ended June 30, 1995, 1994 and 1993, was $242,486, $257,948 and $166,336, respectively. These costs have been deemed reasonable by management and have been charged to selling, general and administrative expenses in the accompanying statements of revenues and expenses (excluding income taxes).

Home Pharmacy's allocation of ARC's future minimum lease payments are $47,000 through September 16, 1995, the date of the Home Pharmacy sale (Note 9).

7.       CONCENTRATION OF CREDIT RISK:

Home Pharmacy provides credit, in the normal course of business, to self-insured corporations, insurers and third-party administrators, entitlement programs, municipalities and individual patients. Home Pharmacy performs ongoing credit evaluations of its customers and maintains reserves for potential credit losses. When realized, these losses have been within management's expectations.

In 1995, three customers accounted for 52% of revenues. In 1994 and 1993, three and two customers accounted for 56% and 48%, respectively, of revenues.

One of the above customers opted not to renew its contract with Home Pharmacy. The contract expired in December, 1994. This customer accounted for approximately 12%, 19% and 17% of Home Pharmacy's revenue during 1995, 1994 and 1993, respectively.

8.       COMMITMENTS AND CONTINGENCIES:

In the ordinary course of conducting its business, Home Pharmacy may become subject to disputes from its customers concerning the distribution of pharmaceutical drugs. As of June 30, 1995, management believes that there is no material exposure in this area.

9.       SUBSEQUENT EVENT:

On September 16, 1995 Mednet, MPC Corporation (Mednet) acquired certain assets and assumed certain liabilities of Home Pharmacy for $8,000,000 in cash and two promissory notes for $2,500,000 and $4,650,000, respectively. The $4,650,000 promissory note is contingent on Home Pharmacy's meeting specified performance levels. Also, Mednet agreed to purchase the inventory on hand at the closing date.

                            Mednet, MPC Corporation
                 Pro Forma Consolidated Statement of Operations
                                 As of 12/31/94

                                                                     Total
                                                                ---------------

Net Sales ............................................          $119,143,943.28

Cost of Sales ........................................           102,579,274.54
                                                                ---------------

         Gross Profit ................................            16,564,668.74

Salaries and Benefits ................................             8,681,173.29
Marketing & Adver ....................................             1,645,571.44
Other Admin Exp ......................................             8,065,289.25
                                                                ---------------

         Total SG&A ..................................            18,392,033.98

         Operating Inc/(Loss)
         Before Deprec & Amort .......................            (1,827,365.24)

Deprec & Amort .......................................             2,590,202.95

         Operating Inc/(Loss) ........................            (4,417,568.19)

Loss for period not owned ............................                     0.00
Debt Conversion Cost .................................              (202,675.00)
Interest Expense .....................................              (484,866.82)
Interest Income ......................................                48,831.22
Rental Income ........................................                 4,333.20
Other Inc(Exp), Net ..................................               167,047.82
                                                                ---------------

         Total Other Inc(Loss) .......................              (467,329.58)

         Net Income(Loss) ............................          $ (4,884,897.77)
                                                                ===============

                            Mednet, MPC Corporation
                 Pro Forma Consolidated Statement of Operations
                       For the Nine Months Ending 9/30/95

                                                                     Total
                                                                 --------------

Net Sales ............................................           $83,569,507.84

Cost of Sales ........................................            71,376,773.55
                                                                 --------------

         Gross Profit ................................            12,192,734.29

Salaries and Benefits ................................             6,384,795.65
Marketing & Adver ....................................               749,493.55
Other Admin Exp ......................................             4,086,213.13
                                                                 --------------

         Total SG&A ..................................            11,220,502.33

         Operating Inc/(Loss)
         Before Deprec & Amort .......................               972,231.96

Deprec & Amort .......................................             2,210,720.26

         Operating Inc/(Loss) ........................            (1,238,488.30)

Loss for period not owned ............................                     0.00
Debt Conversion Cost .................................                     0.00
Interest Expense .....................................              (688,094.67)
Interest Income ......................................                30,588.40
Rental Income ........................................                     0.00
Other Inc(Exp), Net ..................................              (134,083.67)
                                                                 --------------

         Total Other Inc(Loss) .......................              (791,589.94)

         Net Income(Loss) ............................           $(2,030,078.24)
                                                                 ==============